Exhibit 10.5

STRICTLY PRIVATE AND CONFIDENTIAL

DATED 13 OCTOBER 2017

THE COMPANIES IDENTIFIED IN

SCHEDULE 1 AS OBLIGORS

AND

OXFORD FINANCE LLC

AS COLLATERAL AGENT

DEED OF CONFIRMATION

GREENBERG TRAURIG, LLP

THE SHARD, LEVEL 8

32 LONDON BRIDGE STREET

LONDON SE1 9SG

STRICTLY PRIVATE AND CONFIDENTIAL

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	3

2.	CONFIRMATION	4

3.	COUNTERPARTS	4

4.	THIRD PARTY RIGHTS	5

5.	GOVERNING LAW AND JURISDICTION	5

STRICTLY PRIVATE AND CONFIDENTIAL

THIS DEED is dated October 13 2017 and made between:

(1)	THE COMPANIES WHOSE NAMES, REGISTERED OFFICES AND REGISTERED NUMBERS ARE SET OUT IN SCHEDULE 1 (the “Obligors”); and

(2)	OXFORD FINANCE LLC as security agent and collateral agent (the “Collateral Agent”).

INTRODUCTION

(A)	Pursuant to a loan and security agreement originally dated 24 April 2015 (the “Loan and Security Agreement” and made between Lombard Medical Technologies, Inc, (in its capacity as “Borrower”), the Collateral Agent and the Lenders (as defined therein), the Lenders agreed to make certain facilities to the Borrower.

(B)	A debenture originally dated 24 April 2015 (the “Debenture”) was entered into between Lombard Medical Technologies Limited, Lombard Medical Limited and the Collateral Agent to secure the Borrower’s liabilities to the Lenders under the Loan and Security Agreement.

(C)	An account charge originally dated 24 April 2015 (the “Account Charge”) was entered into between Lombard Medical, Inc. and the Collateral Agent to secure the Borrower’s liabilities to the Lenders under the Loan and Security Agreement.

(D)	A charge over shares originally dated 24 April 2015 (the “Share Charge”) was entered into between Lombard Medical, Inc. and the Collateral Agent in relation to shares held in Lombard Medical Technologies Limited to secure the Borrower’s liabilities to the Lenders under the Loan and Security Agreement.

(E)	A guarantee and indemnity originally dated 24 April 2015 (the “Guarantee and Indemnity”) was entered into between Lombard Medical, Inc., Lombard Medical Technologies Limited, Lombard Medical Limited and the Collateral Agent to secure the Borrower’s liabilities to the Lenders under the Loan and Security Agreement.

(F)	Pursuant to an amendment agreement between the Borrower and the Lenders dated on or about the date of this Deed (the “Amendment Agreement”), the Loan and Security Agreement is to be amended as set out in the Amendment Agreement.

(G)	The Lenders wish the Borrower to confirm that each of the Documents (as defined below) remains in full force and effect and is a continuing security, guarantee and indemnity (respectively) for the liabilities of the Borrower to the Lenders, under the Amended Loan and Security Agreement (as defined below).

(H)	Each Obligor and the Collateral Agent intend this Deed to take effect as a deed notwithstanding that a party may execute it under hand.

THIS DEED WITNESSES that:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Debenture shall have the same meaning when used in this Deed, unless defined below. In addition, the definitions below apply in this Deed.

“Account Charge” has the meaning given in recital (C).

“Amendment Agreement” has the meaning given in recital (F).

“Amended Loan and Security Agreement” means the Loan and Security Agreement as amended by the Amendment Agreement.

STRICTLY PRIVATE AND CONFIDENTIAL

“Borrower” has the meaning given in recital (A).

“Debenture” has the meaning given in recital (B).

“Documents” means the Security Documents and the Guarantee and Indemnity.

“Guarantee and Indemnity” has the meaning given in recital (E).

“Loan and Security Agreement” has the meaning given in recital (A).

“Loan Documents” has the meaning given in the Amended Loan and Security Agreement.

“Security Documents” means the Debenture, the Account Charge and the Share Charge.

“Share Charge” has the meaning given in recital (D).

1.2	The rules of interpretation of the Documents shall apply to this Deed.

1.3	In this Deed:

1.3.1	any reference to a “clause” is, unless the context otherwise requires, a reference to a clause of this Deed; and

1.3.2	clause headings are for ease of reference only.

1.4	This Deed is a designated Loan Document.

2.	CONFIRMATION

2.1	Each of the Obligors confirms that each of the Security Documents:

2.1.1	ranks as a continuing security for the payment and discharge of the Secured Liabilities including, without limitation, all present and future monies, obligations and liabilities owed by the Borrower to the Lenders, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity, under or in connection with the Amended Loan and Security Agreement or the Documents; and

2.1.2	shall continue in full force and effect in all respects and the Documents and this Deed shall be read and construed together.

2.2	Each of the Obligors confirms that the guarantees and indemnities set out in the Guarantee and Indemnity, as amended by this Deed, shall:

2.2.1	continue to apply in respect of the obligations of each Obligor under the Loan Documents; and

2.2.2	extend to all new obligations of any Obligor under the Loan Documents arising from the amendments effected by the Amendment Agreement.

3.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute one deed.

STRICTLY PRIVATE AND CONFIDENTIAL

4.	THIRD PARTY RIGHTS

4.1	Except for the Lenders, a person who is not a party to this Deed shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce, or enjoy the benefit of, any term of this Deed. This does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

5.	GOVERNING LAW AND JURISDICTION

5.1	This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

5.2	Each party irrevocably agrees that, subject as provided below, the courts of England and Wales shall have exclusive jurisdiction over any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Deed or its subject matter or formation. Nothing in this clause shall limit the right of the Collateral Agent or any Lender to take proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTION

The parties have shown their acceptance of the terms of this Deed by executing it as a deed below.

STRICTLY PRIVATE AND CONFIDENTIAL

SCHEDULE 1

OBLIGORS

Name	Registered Office	Registered Number
Lombard Medical	Lombard Medical House	04636949
Technologies Limited	4 Trident Park
	Basil Hill Road Didcot
	Oxfordshire
	OX11 7HJ

Lombard Medical Limited	Lombard Medical House	02998639
	4 Trident Park
	Basil Hill Road Didcot
	Oxfordshire
	OX11 7HJ

Lombard Medical, Inc.	Codan Trust Company (Cayman) Limited,	284377
	Cricket Square, Hutchins Drive, PO Box
	2681, Grand Cayman, KYI-1111, Cayman
	Islands

STRICTLY PRIVATE AND CONFIDENTIAL

THE OBLIGORS

EXECUTED as a deed by	)	/s/ Kurt Lemvigh, CEO
Director, duly authorised for and on behalf of	)
LOMBARD MEDICAL TECHNOLOGIES	)
LIMITED, in the presence of:

Signature of Witness:		/s/ Peter Phillips
Name of Witness:		Peter Phillips
Address of Witness:

Occupation of Witness:		Company Director

EXECUTED as a deed by	)	/s/ Kurt Lemvigh, CEO
Director, duly authorised for and on behalf of	)
LOMBARD MEDICAL LIMITED, in the presence of:	)

Signature of Witness:		/s/ Peter Phillips
Name of Witness:		Peter Phillips
Address of Witness:

Occupation of Witness:		Company Director

EXECUTED as a deed by	)	/s/ Kurt Lemvigh, CEO
Director, duly authorised for and on behalf of	)
LOMBARD MEDICAL, INC., in the presence of:	)

Signature of Witness:		/s/ Peter Phillips
Name of Witness:		Peter Phillips
Address of Witness:

Occupation of Witness:		Company Director

[Signature Page to Deed of Confirmation]

STRICTLY PRIVATE AND CONFIDENTIAL

THE COLLATERAL AGENT

EXECUTED as a deed by	)	/s/ Colette H. Hastings
a duly authorized signatory for and on behalf of	)	Colette H. Hastings
OXFORD FINANCE LLC	)	Senior Vice President

[Signature Page to Deed of Confirmation]